Leases - Schedule of Maturity Analysis of the Annual Undiscounted Cash Flows for the Operating Lease (Details) - USD ($) $ in Thousands	Mar. 31, 2025	Mar. 31, 2024
Schedule of Maturity Analysis of the Annual Undiscounted Cash Flows for the Operating Lease [Abstract]
Within 1 year	$ 395	$ 19
More than 1 year but less than 2 years	198
Total undiscounted lease payments	593	19
less: imputed interest	(27)	(1)
Total lease liabilities	$ 566	$ 18